EXHIBIT 10.3

                SENIOR CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

                                    BETWEEN

                            HERITAGE WORLDWIDE INC.

                                      AND

                            THE PURCHASERS LISTED ON
                                SCHEDULE 1 HERETO
                                MARCH 26 , 2004


                                TABLE OF CONTENTS
                                -----------------

ARTICLE I    CERTAIN DEFINITIONS                                          1
-----------  ----------------------------------------------------------  --
1.1          Certain Definitions                                          1
-----------  ----------------------------------------------------------  --
ARTICLE II   PURCHASE AND SALE OF CONVERTIBLE DEBENTURES                  4
-----------  ----------------------------------------------------------  --
2.1          Purchase and Sale; Purchase Price                            4
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2.2          Execution and Delivery of Documents; the Closing             4
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ARTICLE III  REPRESENTATIONS AND WARRANTIES                               5
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3.1          Representations, Warranties and Agreements of the Company    5
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3.2          Representations and Warranties of the Purchaser              7
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ARTICLE IV   OTHER AGREEMENTS OF THE PARTIES                              9
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4.1          Manner of Offering                                           9
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4.2          Notice of Certain Events                                     9
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4.3          Modification to Disclosure Documents                         9
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4.4          Blue Sky Laws                                                9
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4.5          Furnishing of Rule 144(c) Materials                         10
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4.6          Solicitation Materials                                      10
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4.7          Prohibition on Certain Actions                              10
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4.8          Listing of Common Stock                                     10
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4.9          Conversion Procedures                                       10
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4.10. . . .  Indemnification                                             11
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4.11         Exclusivity                                                 13
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4.12         Purchaser's Ownership of Common Stock                       13
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4.13         Purchaser's Rights if Trading in Common Stock is Suspended  13
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4.14         No Violation of Applicable Law                              14
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4.15         Redemption Restrictions                                     14
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4.16         No Other Registration Rights                                15
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4.17         Merger or Consolidation                                     15
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4.18         Registration of Underlying Shares                           15
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4.19         Liquidated Damages                                          16
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4.20         Changes to Federal and State Security Laws                  17
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4.21         Applicability of Agreements after Closing                   17
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ARTICLE V    REDEMPTION                                                  17
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5.1          Redemption by the Company                                   17
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ARTICLE VI   LEGAL FEES AND DEFAULT INTEREST RATE                        17
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ARTICLE VII  MISCELLANEOUS                                               18
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7.1          Fees and Expenses                                           18
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7.2          Entire Agreement; Amendments                                18
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7.3          Notices                                                     18
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7.4          Amendments; Waivers                                         19
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7.5          Headings                                                    19
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7.6          Successors and Assigns                                      19
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7.7          No Third Party Beneficiaries                                20
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7.8          Governing Law; Venue; Service of Process                    20
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

7.9          Survival                                                    20
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7.10         Counterpart Signatures                                      20
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7.11         Publicity                                                   20
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7.12         Severability                                                21
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7.13         Limitation of Remedies                                      21
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

LIST  OF  SCHEDULES:

Schedule  1          Purchaser(s)
Schedule  3.1(a)     Subsidiaries
Schedule  3.1(c)     Capitalization  and  Registration  Rights
Schedule  3.1(d)     Equity  and  Equity  Equivalent  Securities
Schedule  3.1(e)     Conflicts
Schedule  3.1(f)     Consents  and  Approvals
Schedule  3.1(g)     Litigation
Schedule  3.1(h)     Defaults  and  Violations

LIST  OF  EXHIBITS:

Exhibit  A     Senior  Secured  Convertible  Debenture
Exhibit  G     Power  of  Attorney
Exhibit  I     Officer's  Certificate
Exhibit  J     Registration  Rights  Agreement
Exhibit  M     Escrow  Agreement

     THIS  SENIOR CONVERTIBLE DEBENTURE PURCHASE AGREEMENT ("Agreement") is made
                                                             ---------
and entered into as of March 26, 2004, between Heritage Worldwide, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and the purchasers listed on SCHEDULE 1 hereto (the "Purchasers").
 -------                                                           ----------
WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers and the Purchasers desire to acquire from the Company an aggregate principal amount of up to three million dollars ($3,000,000) of the Company's Senior Convertible Debentures, due March 25, 2009, at the aggregate price of three million dollars ($3,000,000) in the form of EXHIBIT A-1 (the " Debentures").
          ------------         -------------
IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser agree as follows:

                                    ARTICLE I


                               CERTAIN DEFINITIONS
     1.1     Certain  Definitions.  As  used  in  this Agreement, and unless the
             --------------------
context requires a different meaning, the following terms have the meanings indicated:

     "Affiliate" means, with respect to any Person, any Person that, directly or
      ---------
indirectly, controls, is controlled by or is under common control with such Person. For the purposes of this definition, "control" (including, with
                                                    ---------
correlative meanings, the terms "controlled by" and "under common control with")
                                 -------------       -------------------------
shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agreement"  shall have the meaning set forth in the introductory paragraph
      ---------
of  this  Agreement.

     "Armadillo  Shares"  means  1,595,745  of  the Ordinary Shares of Armadillo
      ------------------
Investments,  Plc.

     "Attorney-in-Fact" means Gottbetter & Partners, LLP, 488 Madison Avenue, 12
      ----------------
Floor,  New  York,  NY  10022;  Tel:  212-400-6900;  Fax:  212-400-6901.

     "Business  Day"  means  any  day  except Saturday, Sunday and any day which
      -------------
shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

     "Change  of  Control" means the acquisition, directly or indirectly, by any
      --------------------
Person of ownership of, or the power to direct the exercise of voting power with respect to, a majority of the issued and outstanding voting shares of the Company.

     "Closing"  shall  have  the  meaning  set  forth  in  Section  2.2(a).
      -------                                              ---------------

     "Closing  Date"  shall  have  the  meaning  set  forth  in  Section 2.2(a).
      -------------                                              --------------

     "Commission"  means  the  Securities  and  Exchange  Commission.
      ----------

     "Common  Stock"  means  shares  now or hereafter authorized of the class of
      -------------
common stock, par value $.001 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

     "Company"  shall  have the meaning set forth in the introductory paragraph.
      -------

     "Control  Person"  shall  have  the meaning set forth in Section 4.10(a)(i)
      ---------------                                         ------------------
hereof.

     "Conversion  Date"  shall  have  the  meaning  set forth in the Debentures.
      ----------------

     "Conversion  Price"  shall  have  the  meaning set forth in the Debentures.
      -----------------

     "Debenture Notice" shall have the meaning set forth in Section 4.12 hereof.
      ----------------                                      ------------

     "Debentures"  shall  have  the  meaning  set  forth  in  the  recital.
      ----------

     "Default"  means  any  event  or  condition  which  constitutes an Event of
      -------
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Disclosure  Documents"  means all documents and written materials provided
      ---------------------
to the Purchaser and/or its representatives in connection with the Company and this offering.

     "Escrow  Agent"means  Gottbetter  &  Partners, LLP, 488 Madison Avenue, New
      --------------
York,  NY  10022.

     "Event  of  Default"  shall  have  the  meaning  set  forth in Section 5.1.
      ------------------                                            -----------

     "Exchange  Act"  means  the  Securities  Exchange  Act of 1934, as amended.
      -------------

     "Execution  Date"  means  the  date  of this Agreement first written above.
      ---------------

     "G&P"  means  Gottbetter  &  Partners,  LLP.
      ---

     "Indemnified  Party"  shall  have  the meaning set forth in Section 4.10(b)
      ------------------                                         ---------------
hereof.

     "Indemnifying  Party"  shall  have the meaning set forth in Section 4.10(b)
      -------------------                                        ---------------
hereof.

     "Limitation on Conversion" shall have the meaning set forth in Section 4.12
      ------------------------                                      ------------
hereof.

     "Losses"  shall  have  the  meaning  set  forth  in Section 4.10(a) hereof.
      ------                                             ---------------

     "Lump Sum Payment" shall have the meaning set forth in Section 4.23 hereof.
      ----------------                                      ------------

     "Material"  shall mean having a financial consequence in excess of $25,000.
      --------

     "Material  Adverse  Effect"  shall  have  the  meaning set forth in Section
      -------------------------                                          -------
3.1(e).
     -

     "NASD"  means  the  National  Association  of  Securities  Dealers,  Inc.
      ----

     "Nasdaq"  shall  mean  the  Nasdaq  Stock  Market,  Inc.(R)
      ------

     "Notice  of  Conversion" shall have the meaning set forth in the Debenture.
      ----------------------

     "Original  Issuance  Date,"  shall  have  the  meaning  set  forth  in  the
      ------------------------
Debentures.
      ---

     "OTCBB"  shall  mean the NASD over-the counter Bulletin Board(R) or similar
      -----
organization  or  agency  succeeding  to  its  functions.

     "Per  Share  Market Value" of the Common Stock means on any particular date
      ------------------------
(a) the last sale price of shares of Common Stock on such date or, if no such sale takes place on such date, the last sale price on the most recent prior date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, the closing bid price per share as reported by Nasdaq, or
(c) if the Common Stock is not then listed or admitted to trading on the Nasdaq, the closing bid price per share of the Common Stock on such date as reported on the OTCBB or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (d) if the Common Stock is not quoted on the OTCBB, the closing bid price for a share of Common Stock on such date in the over-the-counter market as reported by the Pinksheets LLC (or similar organization or agency succeeding to its functions of reporting prices) or if there is no such price on such date, then the last bid price on the date nearest preceding such date, or (e) if the Common Stock is not publicly traded, the fair market value of a share of the Common Stock as determined by an Appraiser (as defined in and pursuant to the procedures set forth in Section 4(c)(iv) of the Debentures) selected in good faith by the holders of a majority of the
Debentures;  provided,  however,  that  the  Company,  after  receipt  of  the
             --------   -------
determination by such Appraiser, shall have the right to select an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

     "Person"  means  an  individual  or  a  corporation,  partnership,  trust,
      ------
incorporated  or  unincorporated  association,  joint venture, limited liability
      --
company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Power  of  Attorney"  means the power of attorney in the form of EXHIBIT G
      -------------------                                              ---------
annexed  hereto.

     "Proceeding"  means  an  action,  claim,  suit, investigation or proceeding
      ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "Purchase  Price"  shall  have  the  meaning  set  forth in Section 2.1(a).
      ---------------                                            --------------

     "Purchaser" shall have the meaning set forth in the introductory paragraph.
      ---------

     "Redemption  Price"  shall  mean an amount equal to the principal amount of
      ------------------
the  Debentures  outstanding  that  are  subject  to  redemption.

     "Registration  Rights Agreement" means the Registration Rights Agreement in
      ------------------------------
the  form  of  EXHIBIT  J  annexed  hereto.
               ----------

     "Reporting  Issuer"  means  a  company  that  is  subject  to the reporting
      -----------------
requirements  of  Section  13  or  15(d)  of  the  Exchange  Act.
      -

     "Required  Approvals"  shall  have the meaning set forth in Section 3.1(f).
      -------------------                                        --------------

     "Securities"  means  the  Debentures,  the Underlying Shares and the Option
      ----------
Shares.

     "SEC"  means  the  Securities  and  Exchange  Commission.
      ---

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.
      ---------------

     "Trading  Day"  means  (a) a day on which the Common Stock is quoted on the
      ------------
Nasdaq, the OTCBB or the principal stock exchange on which the Common Stock has been listed, or (b) if the Common Stock is not quoted on the Nasdaq, the OTCBB or any stock exchange, a day on which the Common Stock is quoted in the over-the-counter market, as reported by the Pinksheets LLC (or any similar organization or agency succeeding its functions of reporting prices).

     "Transaction Documents" means this Agreement and all exhibits and schedules
      ---------------------
hereto  and  all  other  agreements  executed  pursuant  to  this  Agreement.

     "Underlying Shares" means the shares of duly issued Common Stock into which
      -----------------
the Debentures are convertible in accordance with the terms hereof and the Debentures.

                                   ARTICLE II

                   PURCHASE AND SALE OF CONVERTIBLE DEBENTURES

     2.1     Purchase  and  Sale;  Purchase  Price.
             -------------------------------------

     (a) Subject to the terms and conditions set forth herein, the Company shall issue and sell and the Purchasers shall purchase an aggregate principal amount of up to three million dollars ($3,000,000) (the "Purchase Price") of the
                                                         --------------
Debentures. The Debentures shall have the respective rights, preferences and privileges as set forth in the respective Debentures annexed as EXHIBIT A.
                                                                      ---------

     (b) The Purchase Price shall be paid by delivery to the Company of One Million Five Hundred Ninety Five Thousand Seven Hundred Forty Five (1,595,745) Ordinary Shares (the "Armadillo Shares") of Armadillo Investments, Plc. The number of Ordinary Shares to be issued will be based on the conversion rate in effect as of the close of business on the day preceding the closing of the transaction. For example, if the effective conversion rate is $1.88/ 1, then Armadillo will issue $3,000,000/$1.88, or 1,595,745 Ordinary Shares.

     2.2     Execution  and  Delivery  of  Documents;  The  Closing.
             ------------------------------------------------------

     (a) The Closing of the purchase and sale of the Debentures (the "Closing") shall take place simultaneously with the execution and delivery of
--------
this  Agreement  (the  "Closing  Date").  On  the  Closing  Date,
                        -------------

     (i) the Company shall deliver to the Purchasers original and duly executed Debentures and other Transaction Documents registered in the name of the Purchaser and/or its assigns in the amount set forth in SCHEDULE 1; and

     (ii) the Company shall execute and deliver to the Purchaser a certificate of its President, in the form of EXHIBIT I annexed hereto,
                                                     ----------
certifying that attached thereto is a copy of resolutions duly adopted by the Board of Directors of the Company authorizing the Company to execute and deliver the Transaction Documents and to enter into the transactions contemplated thereby;

     (iii) the Company shall execute and deliver to Purchaser an executed Power of Attorney in the form annexed hereto as EXHIBIT G;
                                                        -----------

     (iv) the Company and the Purchaser shall execute and deliver to each other an executed Registration Rights Agreement in the form annexed hereto as EXHIBIT J;
---------

     (v) the Company, the Purchaser and the Escrow Agent shall execute and deliver to each other an executed copy of Escrow Agreement annexed hereto as
EXHIBIT  M;  and
----------

     (vi)  the  Purchaser  shall  deliver  to  the Company the Armadillo Shares.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     3.1     Representations,  Warranties  and  Agreements  of the Company.  The
             -------------------------------------------------------------
Company hereby makes the following representations and warranties to the Purchasers, all of which shall survive the Closing;

     (a)  Organization  and  Qualification.  The  Company is a corporation, duly
          ------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth on SCHEDULE 3.1(A) attached hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is a
                              ------------
corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect").
                          -------------------------

     (b)  Authorization,  Enforcement.  The  Company has the requisite corporate
          ---------------------------
power and authority to enter into and to consummate the transactions contemplated hereby and by each other Transaction Document and to otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company. Each of this Agreement and each of the other Transaction Documents to which it is a party has been or will be duly executed by the Company and when delivered in accordance with the terms hereof or thereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     (c) Capitalization. The authorized, issued and outstanding capital stock of
         --------------
the Company is set forth on SCHEDULE 3.1(C). No Debentures have been issued as of the date hereof. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of this Agreement. Except as described in this Agreement, or disclosed in SCHEDULE 3.1(C), there are no outstanding options, voting agreements or merger agreements, arrangements, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Debentures hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock or other securities, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or other securities, or securities or rights convertible or exchangeable into shares of Common Stock or other securities. The Company is not in violation of any of the provisions of its Certificate of Incorporation, bylaws or other charter documents.

     (d)  Issuance  of Securities. The Debentures and the Underlying Shares have
          ------------------------
been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and, when issued and delivered as provided hereunder or in the Debentures against payment in accordance with the terms hereof, shall be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms. The Company shall at all times while the Debentures are outstanding maintain an adequate reserve of shares of Common Stock to enable it to perform its obligations under this Agreement and the Debentures except as otherwise permitted in this Agreement or the Debentures. When issued in accordance with the terms hereof and the Debentures, the Securities will be duly authorized, validly issued, fully paid and non-assessable. Except as set forth in SCHEDULE 3.1(D) hereto, there is no equity, equity equivalent security, debt or equity lines of credit outstanding that is substantially similar to the Debentures, including any security having a floating conversion substantially similar to the Debentures.

     (e) No Conflicts. The execution, delivery and performance of this Agreement
         ------------
and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not
(i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any of the consents referred to in Section 3.1(f), conflict with, or
                                               --------------
constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including, but not limited to, those of other countries and the federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of clause (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation in any material respect of any law, ordinance or regulation of any governmental authority.

     (f)  Consents  and  Approvals.  Other  than  the  approval  of its board of
          ------------------------
directors and stockholders, which have been obtained, and except as specifically set forth in SCHEDULE 3.1(F), the Company is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents (together with the consents, waivers, authorizations, orders, notices and filings referred to in
SCHEDULE  3.1(F),  the  "Required  Approvals").
                         -------------------

     (g)  Litigation;  Proceedings. Except as specifically disclosed in SCHEDULE
          ------------------------
3.1(G), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company or any of its properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which relates to or challenges the legality, validity or enforceability of any of the Transaction Documents, the Debentures and the Underlying Shares. The Company has pending against it a variety of claims and proceedings arising out of the normal course of its business for goods sold and delivered and services rendered.

     (h) No Default or Violation. Except as set forth in SCHEDULE 3.1(H) hereto,
         -----------------------
the Company (i) is not in default under or in vio-lation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such defaults or violations as do not have a Material Adverse Effect, (ii) is not in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is not in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement, (y) have a Material Adverse Effect or (z) adversely impair the Company's ability or obligation to perform fully on a timely basis its obligations under this Agreement.

     (i)  Intentionally  omitted.

     (j)  Disclosure  Documents.  The  Disclosure Documents taken as a whole are
          ---------------------
accurate in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (k)  Non-Registered  Offering.  Neither  the  Company not any Person acting
          -----------------------
on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Securities under the Securities Act) which might subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act.

     (l)  Placing  Agent.  The  Company  accepts  and  agrees  that  Dungarvon
          --------------
Associates, Inc. ("Dungarvon") is acting for the Purchaser and does not regard any person other than the Purchaser as its customer in relation to this Agreement, and that it has not made any recommendation to the Company, in relation to this Agreement and is not advising the Company, with regard to the suitability or merits of the Armadillo Shares and in particular Dungarvon has no duties or responsibilities to the Company for the best execution of the transaction contemplated by this Agreement.

     (m)  Private  Placement  Representations.  The Company (i) has received and
          -------------------------------------
carefully reviewed such information and documentation relating to the Purchaser that the Company has requested, including, without limitation, the Purchaser's Confidential Private Offering Memorandum dated January 1, 2004; (ii) has had a reasonable opportunity to ask questions of and receive answers from the Purchaser concerning the Armadillo Shares, and all such questions, if any, have been answered to the full satisfaction of the Company; (iii) has such knowledge and expertise in financial and business matters that it is capable of evaluating the merits and risks involved in an investment in the Armadillo Shares; (iii) understands that Armadillo has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder is applicable to the offer and sale of the Armadillo Shares, based, in part, upon the representations, warranties and agreements made by the Company herein; and (iv) except as set forth herein, no representations or warranties have been made to the Company by the Purchaser or any agent, employee or affiliate of the Purchaser and in entering into this transaction the Company is not relying upon any information, other than the results of independent investigation by the Company.
The Purchaser acknowledges and agrees that the Company makes no representation or warranty with respect to itself or the transactions contemplated hereby other than those specifically set forth in Section 3.1 hereof.
                                           ------------

     3.2     Representations  and  Warranties of the Purchasers.  Each Purchaser
             --------------------------------------------------
hereby  represents  and  warrants  to  the  Company  as  follows:

     (a)  Organization;  Authority.  The  Purchaser  is  a  corporation,  duly
          ------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its formation with the requisite power and authority to enter into and to consummate the transactions contemplated hereby and by the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The acquisition of the Shares to be purchased by the Purchaser hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

     Investment  Intent.  The  Purchaser  is  acquiring  the  Debentures  to  be
     ------------------
purchased by it hereunder, and will acquire the Underlying Shares relating to such Debentures, for its own account for investment purposes only and not with a view to or for distributing or reselling such Debentures or Underlying Shares or any part thereof or interest therein, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Debentures or Underlying Shares in compliance with applicable federal and state securities laws.(b)

     (c)  Experience  of Purchaser. The Purchaser, either alone or together with
          -------------------------
its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Securities to be acquired by it hereunder, and has so evaluated the merits and risks of such investment.

     (d)  Ability of Purchaser to Bear Risk of Investment. The Purchaser is able
          ------------------------------------------------
to bear the economic risk of an investment in the Securities to be acquired by it hereunder and, at the pre-sent time, is able to afford a complete loss of such investment.

     (e) Prohibited Transactions. The securities to be acquired by the Purchaser
         -----------------------
hereunder are not being acquired, directly or indirectly, with the assets of any "employee benefit plan," within the meaning of Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended.

     (f)  Access  to  Information.  The  Purchaser  acknowledges  receipt of the
          -----------------------
Disclosure Documents and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Documents.

     (g)  Reliance.  The  Purchaser  understands  and  acknowledges that (i) the
          --------
Debentures being offered and sold to it hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under section 4(2) and Regulation S under the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

     The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.
                                                                ------------

                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES

     4.1     Manner  of  Offering.  The  Securities are being issued pursuant to
             --------------------
section 4(2) and regulation S of the Securities Act. The Armadillo shares are being issued pursuant to section 4(2) of the Securities Act..

     4.2     Notice  of  Certain  Events.  The  Company  shall,  on a continuing
             ---------------------------
basis, as long as the Purchasers owns any of the Securities, (i) advise the Purchaser promptly after obtaining knowledge of, and, if requested by the
Purchaser,  confirm  such  advice  in  writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Securities, for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made by the Company in Section 3.1 or in the
                                                           -----------
Disclosure Documents untrue or that requires the making of any additions to or changes in Section 3.1 or in the Disclosure Documents in order to make the
             ------------
statements therein, in each case at the time such Disclosure Documents were delivered to the Purchaser and in the light of the circumstances under which they were made, not misleading, (ii) use its commercially reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Securities under any state securities or Blue Sky laws, and (iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Securities under any such laws, use its commercially reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     4.3     Modification  to Disclosure Documents.  If any event shall occur as
             -------------------------------------
a result of which, in the reasonable judgment of the Company or the Purchaser, it becomes necessary or advisable to amend or supplement any of the Disclosure Documents in order to make the statements therein, at the time such Disclosure Documents were delivered to the Purchaser and in the light of the circumstances under which they were made, not misleading, or if it becomes necessary to amend or supplement any of the Disclosure Documents to comply with applicable law, the Company shall as soon as practicable prepare an appropriate amendment or supplement to each such document in form and substance reasonably satisfactory to both the Purchasers and Company so that (i) as so amended or supplemented, each such document will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to the Purchaser, not misleading and (ii) the Disclosure Documents will comply with applicable law in all material respects.

     4.4     Blue  Sky  Laws.  The Company shall cooperate with the Purchaser in
             ---------------
connection with the exemption from registration of the Securities under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request; provided, however, that the Company shall be not required in connection
--------   -------
therewith to qualify as a foreign corporation where they are not now so qualified. The Company agrees that it will execute all necessary documents and pay all necessary state filing or notice fees to enable the Company to sell the Securities to the Purchaser.

     4.5     Furnishing of Rule 144(c) Materials. The Company shall, for so long
             ------------------------------------
as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, make available to any registered holder of the Securities ("Holder" or "Holders") in connection with any sale thereof and any prospective purchaser of such Securities from such Person, such information in accordance with Rule 144(c) promulgated under the Securities Act as is required to sell the Securities under Rule 144 promulgated under the Securities Act.

     Solicitation  Materials.  The Company shall not (i) distribute any offering
     -----------------------
materials  in  connection  with  the  offering and sale of the Debentures or the
Underlying Shares other than the Disclosure Documents and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the Debentures or the Underlying Shares by means of any form of general solicitation or advertising. 4.6

     4.7     Listing  of  Common  Stock.  The Company shall use its commercially
             --------------------------
reasonable best efforts to maintain the listing of its Common Stock on the OTCBB or such other exchange on which the Common Stock is then listed until expiration of each of the periods during which the Debentures may be converted and (b) shall provide to the Purchasers evidence of such listing.

     4.8     Attorney-in-Fact.  To  effectuate  the terms and provisions of this
             ----------------
Agreement and the Debentures, the Company hereby agrees to give a power of attorney as is evidenced by EXHIBIT G annexed hereto. All acts done under such
                             ---------
power of attorney are hereby ratified and approved and neither the Attorney-in-Fact nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law, as long as the Attorney-in-Fact is operating within the scope of the power of attorney and this Agreement and its exhibits. The power of attorney, being coupled with an interest, shall be irrevocable while any of the Debentures remain unconverted, or any portion of this Agreement remains unsatisfied. In addition, the Company shall give the Attorney-in-Fact resolutions executed by the Board of Directors of the Company which authorize transfers of the Debentures and future issuances of the Underlying Shares for the Shares and for the Option Shares, and which resolutions state that they are irrevocable while any of the Debentures remain unconverted, or any portion of this Agreement remains unsatisfied.

     4.9     Conversion  Procedures.  The  Debentures  set forth the procedures,
             -----------------------
including the forms of Notice of Conversion to be provided upon conversion and such other information and instructions as may be reasonably necessary to enable the Purchaser or its permitted transferee(s) to exercise the right of conversion smoothly and expeditiously.

     4.10     Indemnification.
              ---------------
     (a)  Indemnification
     (i) The Company shall, notwithstanding termination of this Agreement, indemnify and hold harmless each Purchaser and its officers, directors, agents, employees and affiliates, each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each such Person, a "Control Person") and the officers, directors, agents,
                          ---------------
employees and affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as
                                                                    ------
incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Company under this Agreement or any other Transaction Document.

     (ii) Each Purchaser shall, notwithstanding termination of this Agreement, indemnify and hold harmless the Company, its officers, directors, agents and employees, each Control Person of the Company and the officers, directors, agents and employees of each Control Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Purchaser under this Agreement or any other Transaction Documents.

     (b)  Conduct  of  Indemnification  Proceedings.  If any Proceeding shall be
          --------------------------------------
brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person
--------------------
from  whom  indemnity  is  sought (the "Indemnifying Party") in writing, and the
                                        ------------------
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

     An  Indemnified  Party  shall  have  the  right  to employ separate counsel in any such Proceeding and to participate in, but not control, the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose and such counsel employed by the Indemnified Party shall be reasonably acceptable to the Indemnifying Party and shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding, provided, however, the Indemnifying Party may
                                   --------  -------
settle or compromise any asserted liability without the consent of the Indemnitee so long as such settlement or compromise releases the Indemnitee and does not include any admission or statement of fault against the Indemnitee.

     All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party.

     No right of indemnification under this Section shall be available as to a particular Indemnified Party if there is a non-appealable final judicial determination that such Losses arise solely or substantially out of the negligence or bad faith of such Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or a breach by such Indemnified Party of its obligations under this Agreement.

     (c)  Contribution.  If  a  claim  for indemnification under this Section is
          ------------
unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section would apply by its terms (other than by reason of exceptions provided in this Section), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other and the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether there was a judicial determination that such Losses arise in part out of the negligence or bad faith of the Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or the Indemnified Party's breach of its obligations under this Agreement. The amount paid or payable by a party as a result of any Losses shall be deemed to include any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

     (d) Non-Exclusivity. The indemnity and contribution agreements contained in
         ---------------
this Section are in addition to any obligation or liability that the Indemnifying Parties may have to the Indemnified Parties.

     4.11     Exclusivity.  Until all of the Debentures have been converted into
              -----------
common stock or retired (the "Restriction Period"), the Company and its Affiliates shall not issue or offer any security that is senior or superior to the Debentures as to payment, liquidation, dividends or collateral, without the consent of the holders of a majority of the principal amount of the Debentures then outstanding. The Company may request that the restrictions in this Section be waived. Except as specifically set forth above, the Company may engage in any other debt or equity financing during the Restriction Period.

     4.12     Purchaser's  Ownership of Common Stock.  In addition to and not in
              --------------------------------------
lieu of the limitations on conversion set forth in the Debentures, the conversion rights of each Purchaser set forth in the Debentures shall be limited, solely to the extent required, from time to time, such that, unless the Purchaser gives written notice 75 days in advance to the Company of the Purchaser's intention to exceed the Limitation on Conversion as defined herein, with respect to all or a specified amount of the Debentures and the corresponding number of the Underlying Shares in no instance shall the Purchaser (singularly, together with any Persons who in the determination of the Purchaser, together with the Purchaser, constitute a group as defined in Rule 13d-5 of the Exchange Act) be entitled to convert the Debentures to the extent such conversion would result in the Purchaser beneficially owning more than five percent (5%) of the outstanding shares of Common Stock of the Company. For these purposes, beneficial ownership shall be defined and calculated in accordance with Rule 13d-3, promulgated under the Exchange Act (the foregoing being herein referred to as the "Limitation on Conversion"); provided, however,
                                  ------------------------    --------  -------
that the Limitation on Conversion shall not apply to any forced or automatic conversion pursuant to this Agreement or the Debentures; and provided, further
                                                               --------  -------
that if the Purchaser shall have declared an Event of Default and, if a cure period is provided, the Company shall not have properly and fully cured such Event of Default within any such cure period, the provisions of this Section shall be null and void from and after such date. The Company shall, promptly upon its receipt of a Notice of Conversion tendered by the Purchaser (or its sole designee) for the Debentures, as applicable, notify the Purchaser by telephone and by facsimile (the "Debenture Notice") of the number of shares of
                                   ----------------
Common Stock outstanding on such date and the number of Underlying Shares, which would be issuable to the Purchaser (or its sole designee, as the case may be) if the conversion requested in such Notice of Conversion were effected in full and the number of shares of Common Stock outstanding giving full effect to such conversion whereupon, in accordance with the Debentures, notwithstanding anything to the contrary set forth in the Debentures, the Purchaser may, by notice to the Company within one (1) Business Day of its receipt of the Debenture Notice by facsimile, revoke such conversion to the extent (in whole or in part) that such Purchaser determines that such conversion would result in the ownership by such Purchaser of shares of Common Stock in excess of the Limitation on Conversion. The Debenture Notice shall begin the 75 day advance notice required in this Section.

     4.13     Purchaser's Rights if Trading in Common Stock is Suspended. If the
              --------------------------------------------------------------
Common Stock is listed on any exchange, then at any time after the Closing if trading in the shares of the Common Stock is suspended (and not reinstated within thirty (30) Trading Days) on such stock exchange or market upon which the Common Stock is then listed for trading (other than as a result of the suspension of trading in securities on such market generally or temporary suspensions pending the release of material information), or the Common Stock is delisted from the OTCBB (and not reinstated within thirty (30) Trading Days), then, at the option of the Purchaser exercisable by giving written notice to the

Company  (the "Redemption Notice"), the Company shall redeem, as applicable, all
               -----------------
of the Debentures then owned by such Purchaser at an aggregate purchase price equal to the outstanding principal balance of such Debentures.

     4.14     No  Violation of Applicable Law.  Notwithstanding any provision of
              -------------------------------
this Agreement to the contrary, if the redemption of the Debentures or the Underlying Shares otherwise required under this Agreement or the Debentures would be prohibited by the relevant provisions of Delaware law, such redemption shall be effected as soon as it is permitted under such law.

     4.15     Redemption  Restrictions.  Notwithstanding  any  provision of this
              ------------------------
Agreement to the contrary, if any redemption of the Debentures otherwise required under this Agreement or the Debentures would be prohibited in the absence of consent from any lender to the Company, or by the holders of any class of securities of the Company, the Company shall use its best efforts to obtain such consent as promptly as practicable after any such redemption is required. Interest payable by the Company with respect to any such redemption shall accrue in accordance with the terms of the Debenture until such consent is obtained. Nothing contained in this Section 4.15 shall be construed as a waiver
                                     ------------
by the Purchaser of any rights it may have by virtue of any breach of any representation or warranty of the Company herein as to the absence of any requirement to obtain any such consent.

     4.16     No  Other Registration Rights.  During the Restriction Period, the
              -------------------------------
Company shall not file any registration statement that provides for the registration of shares of Common Stock to be sold by security holders of the Company, other than the Purchasers and/or their respective Affiliates or assigns, without the prior written consent of the Purchaser or its assigns, provided, however, that the limitation on the right to file registration statements  contained  in  this  Section  4.16  shall  not apply to registration
                                 -------------
statements relating solely to (i) employee benefit plans, notwithstanding the inclusion of a resale prospectus for securities received under any such employee benefit plan, or (ii) business combinations not otherwise prohibited by the terms of this Agreement or the other Transaction Documents.

     4.17     Merger  or  Consolidation.  Until  the  the full conversion of the
              -------------------------
Debentures, in the event that the Company and each Subsidiary engages, in a single transaction or a series of related transactions, that cause it to (i) consolidate with or merge with or into any other Person, (ii) permit any other Person to consolidate with or merge into it, or (iii) undergo a Change in Control, then at the option of the Company exercisable by giving thirty (30) days written notice to the Purchasers, the Company may demand that the Purchaser convert all Debentures then held by the Purchasers into Common Stock upon the terms and conditions set forth in the Debenture. If the Purchaser does not comply with such demand, the Company may redeem all Debentures held by the Purchaser at an aggregate purchase price equal to the outstanding principal balance of such Debentures (the "Redemption Price").

     4.18     Liquidated  Damages.  The  Company  understands  and  agrees
              -------------------
that a material breach by the Company of any Section of this Agreement or an Event of Default as contained in this Agreement or any other Transaction Document will result in substantial economic loss to the Purchaser, which loss will be extremely difficult to calculate with precision. Therefore, if, for any reason the Company commits such a material breach or fails to cure any Event of Default within the time, if any, given to cure such Event of Default, as compensation and liquidated damages for such breach or default, and not as a
                                                                        ---
penalty, the Company agrees to pay the Purchaser an amount equal to the outstanding principal balance of such Debentures in redemption thereof (the "Redemption Price").

     4.19     Option  for  Additional  Company  Shares. The  Company  hereby
              -----------------------------------------
grants to Purchaser an option to acquire that number of shares of the Company's Common Stock (the "Option Shares"), such option to be exercisable during the thirty (30) day period commencing on the date Purchaser completes the conversion of all of the Debenture (the "Conversion Completion Date"), equal to the difference, if a positive amount, between (a) the number of the Company's shares of Common Stock into which the original amount of the Debenture would have been convertible on the Closing Date at a conversion price equal to fifty percent (50%) of the Fixed Conversion Price, less (b) the aggregate number of the shares of Common Stock into which the original amount of the Debenture has actually been converted as of the Conversion Completion Date. The exercise price for the Option Shares shall be the Fixed Conversion Price. In case of any stock split, stock dividend, reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each Option Share then outstanding shall have the right thereafter upon exercise to receive only such shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such stock split, stock dividend, reclassification, consolidation, merger, sale, transfer or share exchange (except in the event the property is cash, then the Purchaser shall have the right to exercise the Option Shares and receive cash in the same manner as other stockholders). In such event, if appropriate, the exercise price for the Option Shares shall be proportionately adjusted.

     4.20  Notice and Consultation Before Securities Issuances..  Until
           ----------------------------------------------------
such time as Purchaser shall have sold all of the Underlying Shares, the Company shall not offer or issue any equity, equity equivalent security or debt that with a floating conversion price, or any equity lines of credit (the "New
Securities"), without first giving thirty (30) days notice thereof to the Purchaser and thereafter consulting in good faith with the Purchaser concerning such issuance. After such consultation between the Company and the Purchaser, the Company may offer or sell the New Securities on such terms and conditions as the Company deems appropriate.

     4.21     Lock  Up.  Purchaser agrees not to sell, transfer or assign all or
              ---------
any part of the Underlying Shares for a period of one and one-half (1 ) years following the Closing, without the express written consent of the Company, which consent may be withheld in the Company's sole discretion. Purchaser may convert the Debenture at any time.

                                    ARTICLE V

                                   REDEMPTION

       5.1     Redemption  by  the Company.  The company shall be obligated
               ---------------------------
to redeem all outstanding Debentures for their outstanding principal balance and the Debentures shall become immediately due and payable upon the occurrence of any of the following events (each an "Event of Default"): (a) the common stock of the Company is not registered under Section 12 of the Exchange Act; (b) the Company is not current in its reporting obligations under Section 13 or 15(d) of the Exchange Act; or (c) trading in the common stock of the Company has been suspended, delisted, or otherwise ceased by the Commission or the NASD or other exchange or the Nasdaq (whether the National Market or otherwise), and trading is reinstated within thirty (30) Trading Days except for (i) any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company, and trading is reinstated promptly after such dissemination, and (ii) any general suspension of trading for all companies trading on such exchange or market or OTCBB.

                                   ARTICLE VI

                      LEGAL FEES AND DEFAULT INTEREST RATE

     In the event any party hereto commences legal action to enforce its rights under this Agreement or any other Transaction Document, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees) incurred in enforcing such rights. In the event of an uncured Event of Default by any party hereunder, interest shall accrue on all unpaid amounts due the aggrieved party at the rate of ten percent (10%) per annum, compounded annually.

     Whenever the Company is obligated or elects to purchase or redeem the Purchaser's Debentures under any provision of this Agreement, and the Redemption Price is not paid to the Purchaser by the tenth (10th) day after the Redemption Price is due and payable to the Purchaser, the Company shall thereafter pay interest to the Purchaser on the unpaid portion of the Redemption Price at the rate of ten percent (10%) per annum, until the Redemption Price is paid in full.

                                   ARTICLE VII

                                  MISCELLANEOUS

     7.1     Fees  and  Expenses.  Except  as  set  forth in this Agreement each
             -------------------
party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and similar taxes and duties levied in connection with the issuance of the Debentures (and, upon conversion, the Underlying Shares) pursuant hereto. The Purchaser shall be responsible for any taxes (other than income taxes) payable by the Purchaser that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement or any other Transaction Document. The Company agrees to pay a total Purchaser's counsel $7,500 for legal fees associated with the transactions contemplated by this Agreement, $5,000 prior to preparation of this Agreement and the other Transaction Documents, and $2,500 at closing, and the reasonable disbursements of counsel in connection with the transactions contemplated by this Agreement. The Company shall pay (i) all costs, expenses, fees and all taxes incident to and in connection with: (A) the issuance and delivery of the Securities, (B) the exemption from registration of the Securities for offer and sale to the Purchaser under the securities or Blue Sky laws of the applicable jurisdiction, (C) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), and (D) all fees and expenses of counsel and accountants of the Company.

     7.2     Entire Agreement; Amendments.  This Agreement, together with all of
             -----------------------------
the Exhibits and Schedules annexed hereto, and any other Transaction Document contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters. This Agreement shall be deemed to have been drafted and negotiated by both parties hereto and no presumptions as to interpretation, construction or enforceability shall be made by or against either party in such regard.

     7.3     Notices. Any notice, request, demand, waiver, consent, approval, or
             -------
other communication which is required or permitted to be given to any party hereunder shall be in writing and shall be deemed to have been duly given only if delivered to the party personally or sent to the party by facsimile upon electronic confirmation and receipt (promptly followed by a hard-copy delivered in accordance with this Section 7.3) or three days after being mailed by registered or certified mail (return receipt requested), with postage and registration or if sent by nationally recognized overnight courier, one day after being mailed certification fees thereon prepaid, addressed to the party at its address set forth below:

             If  to  Company:     Heritage  Worldwide,  Inc
                                  337  Avenue  de  Bruxelles
                                  83507  La  Seyne-Sur-Mer,  France
                                  Tel:  (33)  494-109810
                                  Fax:  (33)  494-109811

             With  a  copy  to:


                                  Attn:
                                  Tel:
                                  Fax:

             If  to  the  Purchaser:     See  SCHEDULE  1  attached  hereto

             With  copies  to:    Gottbetter  &  Partners,  LLP
                                  488  Madison  Avenue
                                  New  York,  NY  10022
                                  Attn:  Adam  S.  Gottbetter,  Esq.
                                  Tel:  (212)  400-6900
                                  Fax:  (212)  400-6901

or such other address as may be designated hereafter by notice given pursuant to the terms of this Section 7.3.
                      ------------

     7.4     Amendments;  Waivers.  No provision of this Agreement may be waived
             --------------------
or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchasers by the consent of the holders of a majority of the principal balance of the Debentures then outstanding or, in the case of a waiver, by the party against whom enforce-ment of any such waiver is sought. No waiver of any default with respect to any provision, condition or require-ment of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     7.5     Headings.  The  headings  herein  are  for convenience only, do not
             --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     7.6     Successors  and Assigns.  This Agreement shall be binding upon and
             -----------------------
inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement and any of the rights, interests or obligations hereunder may be assigned by the Purchaser to an accredited investor without the consent of the Company as long as such assignee agrees to be bound by this Agreement. This Agreement and any of the rights, interests or obligations hereunder may not be assigned by the Company without the prior written consent of the Purchaser.

     7.7     No  Third  Party  Beneficiaries.  This  Agreement  is  intended for
             -------------------------------
the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     7.8     Governing  Law;  Venue;  Service  of  Process.  The  parties hereto
             ---------------------------------------------
acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of New York. The parties hereto agree that the internal laws of the State of New York shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of New York. Service of process in any action by the Purchaser to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

     7.9     Survival.  The agreements and covenants of the parties contained in
             --------
this Agreement shall survive the Closing (or any earlier termination of this Agreement).

     7.10     Counterpart  Signatures.  This Agreement may be executed in two or
              -----------------------
more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     7.11     Publicity.  The  Company  and  the  Purchasers  shall consult with
              ---------
each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, unless counsel for the disclosing party deems such public statement to be required by applicable federal and/or state securities laws. Except as otherwise required by applicable law or regulation, the Company will not disclose to any third party (excluding its legal counsel, accountants and representatives) the names of the Purchaser.

     7.12     Severability.  In  case  any one or more of the provisions of this
              ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     7.13     Limitation  of Remedies.  With respect to claims by the Company or
              -----------------------
the Purchaser or any person acting by or through the Company or the Purchaser for remedies at law or at equity relating to or arising out of a breach of this Agreement, liability, if any, shall, in no event, include loss of profits or incidental, indirect, exemplary, punitive, special or consequential damages of any kind.

     7.14     Successors and Assigns. This Agreement shall become effective when
              ----------------------
it is executed by the parties and shall thereafter be binding upon and ensure to the benefit of the parties hereto and their permitted successors and assigns. This agreement and any of the rights, interests or obligations hereunder may be assigned by the Purchaser without the consent of the Company.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.


                                                     Company:

                                                     HERITAGE WORLDWIDE, INC.


                                                     By:
                                                           ---------------------
                                                     Name:
                                                           ---------------------
                                                     Title:
                                                           ---------------------

                                                     Purchaser:

                                                     Armadillo Investments, Plc.


                                                     By:
                                                           ---------------------
                                                     Name:
                                                           ---------------------
                                                     Title:
                                                           ---------------------

Schedule  1

                                  Purchaser(s)
                                  ------------


   Name and Address of Purchaser     Full Amount of Debentures to be Purchased
   -----------------------------     -----------------------------------------
Armadillo  Investments  Plc.
30  Farringdon  Street                              $3,000,000
London
EC4A 4HJ